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                                                                    Exhibit 5(a)

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
[Lincoln LOGO]                                                             LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
Financial Group(R)                                                         SERVICE OFFICE: [PO Box 21008, Greensboro, NC 27420-1008]
                                                                           (hereinafter referred to as "the Company")

APPLICATION FOR LIFE INSURANCE - PART I

PROPOSED INSURED A

1. Name (FIRST)               (MIDDLE)               (LAST)                    2. [_] Male      3. Date of Birth (MM/DD/YY)
____________________________________________________________________________      [_] Female    ____________________________________

4. Place of Birth (STATE, COUNTRY)   5. Social Security Number (XXX-XX-XXXX)   6. Driver License # & State
__________________________________   _______________________________________   _____________________________________________________

7a. Home Address                  (STREET)                  (CITY)                  (STATE)         7b. Home Address Zip Code
________________________________________________________________________________________________    ________________________________

8. Employer                                                    9. Occupation/Duties
____________________________________________________________   _____________________________________________________________________

10a. Business Address (STREET)       (CITY)          (STATE)   11. Phone Number (CHECK MOST CONVENIENT TIME TO CONTACT)
____________________________________________________________       Primary:________________________________________  [_] AM [_] PM
                                                                   Work:___________________________________________  [_] AM [_] PM
10b. Business Address Zip Code:_____________________________       Email:_________________________________________________________

12. Annual Earned Income: $_________________________________   13. Annual Unearned Income: $________________________________________

14. Total Assets:         $_________________________________   15. Total Liabilities:      $________________________________________

                                                               17. In the last 5 years have you filed for bankruptcy? [_] Yes [_] No
16. Net Worth:            $_________________________________       IF "YES", COMPLETE THE FINANCIAL SUPPLEMENT.

18.  Are you considering stopping premium payments, surrendering, replacing, forfeiting, assigning to the insurer or reducing your benefits under an existing policy or annuity, or are you considering using or borrowing funds from your existing policies or
     annuities to pay premiums due on the new or applied for policy?                                                  [_] Yes [_] No
     (IF "YES", PLEASE COMPLETE AND SIGN ALL REQUIRED REPLACEMENT FORMS AND COMPLETE QUESTION 19.)

19.  What is the total amount of all inforce insurance on your life? (PLEASE LIST IN THE BOX BELOW.) IF NONE, CHECK THIS BOX: [_]

                                 Face                     Policy                      Issue Date     Replacement or    Check here if
Company                          Amount                   Number                      (MM/DD/YY)   Change of Policy?    1035Exchange
------------------------------   ----------------------   -------------------------   ----------   -----------------   -------------
______________________________   $_____________________   _________________________   __________     [_] Yes [_] No         [_]
______________________________   $_____________________   _________________________   __________     [_] Yes [_] No         [_]
______________________________   $_____________________   _________________________   __________     [_] Yes [_] No         [_]
______________________________   $_____________________   _________________________   __________     [_] Yes [_] No         [_]

20.  Have you ever applied for life, health or disability insurance and been declined, postponed or charged an increased premium?
     (IF "YES", PROVIDE DETAILS IN QUESTION 26.)                                                                      [_] Yes [_] No

21. Do you have any applications currently pending or do you plan to apply for new life or disability insurance
    coverage with any other company?  (IF "YES" TO QUESTION 21, COMPLETE WITH DETAILS BELOW.)                         [_] Yes [_] No

Company                          Amount                   Type (Life or Disability)              Reason Policy Applied For
------------------------------   ----------------------   -------------------------   ----------------------------------------------
______________________________   $_____________________   _________________________   ______________________________________________
______________________________   $_____________________   _________________________   ______________________________________________
______________________________   $_____________________   _________________________   ______________________________________________

22.  Will you, the proposed insured and/or beneficiary, and/or any entity on your behalf, receive any compensation, whether via the form of cash, property, an agreement to pay money in the future, a percentage of the death benefit, or otherwise, if this
     policy is issued? (IF "YES", PROVIDE DETAILS IN QUESTION 26.)                                                    [_] Yes [_] No

23.  Have you, the proposed insured, been involved in any discussion about the possible sale or assignment of this policy or a beneficial interest in a trust, LLC or other entity created or to be created on your behalf? (IF "YES", PROVIDE DETAILS IN
     QUESTION 26.)                                                                                                    [_] Yes [_] No

24. Have you, the proposed insured, ever sold a policy to a life settlement, viatical or other secondary market provider, or are
                  you in the process of selling a policy? (IF "YES", PROVIDE DETAILS IN QUESTION 26.)                 [_] Yes [_] No

25.  Is this policy being funded via a premium financing loan or with funds borrowed, advanced or paid from another person or
     entity? (IF "YES", PLEASE COMPLETE THE PREMIUM FINANCING APPLICATION SUPPLEMENT.)                                [_] Yes [_] No

26.  DETAILS: (LIST DETAILS FROM QUESTIONS ABOVE; PLEASE INCLUDE QUESTION NUMBER DETAILS PERTAIN TO.)
____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________
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                                       1a

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
[Lincoln LOGO]
Financial Group(R)

APPLICATION FOR LIFE INSURANCE - PART I

PROPOSED INSURED B

1. Name (FIRST)               (MIDDLE)               (LAST)                    2. [_] Male      3. Date of Birth (MM/DD/YY)
____________________________________________________________________________      [_] Female    ____________________________________

4. Place of Birth (STATE, COUNTRY)   5. Social Security Number (XXX-XX-XXXX)   6. Driver License # & State
__________________________________   _______________________________________   _____________________________________________________

7a. Home Address                  (STREET)                  (CITY)                  (STATE)         7b. Home Address Zip Code
________________________________________________________________________________________________     _______________________________

8. Employer                                                    9. Occupation/Duties
____________________________________________________________   _____________________________________________________________________

10a. Business Address (STREET)       (CITY)          (STATE)   11. Phone Number (CHECK MOST CONVENIENT TIME TO CONTACT)
____________________________________________________________       Primary:_________________________  [_] AM [_] PM
                                                                   Work:____________________________  [_] AM [_] PM
10b. Business Address Zip Code:_____________________________       Email:__________________________________________

12. Annual Earned Income: $_________________________________   13. Annual Unearned Income: $________________________________________

14. Total Assets:         $_________________________________   15. Total Liabilities:      $________________________________________

                                                               17. In the last 5 years have you filed for bankruptcy? [_] Yes [_] No
16. Net Worth:            $_________________________________       IF "YES", COMPLETE THE FINANCIAL SUPPLEMENT.

18.  Are you considering stopping premium payments, surrendering, replacing, forfeiting, assigning to the insurer or reducing your benefits under an existing policy or annuity, or are you considering using or borrowing funds from your existing policies or
     annuities to pay premiums due on the new or applied for policy?                                                  [_] Yes [_] No
     (IF "YES", PLEASE COMPLETE AND SIGN ALL REQUIRED REPLACEMENT FORMS AND COMPLETE QUESTION 19.)

19.  What is the total amount of all inforce insurance on your life? (PLEASE LIST IN THE BOX BELOW.) IF NONE, CHECK THIS BOX: [_]

                                 Face                     Policy                      Issue Date     Replacement or    Check here if
Company                          Amount                   Number                      (MM/DD/YY)   Change of Policy?    1035Exchange
------------------------------   ----------------------   -------------------------   ----------   -----------------   -------------
______________________________   $_____________________   _________________________   __________     [_] Yes [_] No         [_]
______________________________   $_____________________   _________________________   __________     [_] Yes [_] No         [_]
______________________________   $_____________________   _________________________   __________     [_] Yes [_] No         [_]
______________________________   $_____________________   _________________________   __________     [_] Yes [_] No         [_]

20.  Have you ever applied for life, health or disability insurance and been declined, postponed or charged an increased premium?
     (IF "YES", PROVIDE DETAILS IN QUESTION 26.)                                                                      [_] Yes [_] No

21. Do you have any applications currently pending or do you plan to apply for new life or disability insurance
    coverage with any other company?  (IF "YES" TO QUESTION 21, COMPLETE WITH DETAILS BELOW.)                         [_] Yes [_] No

Company                          Amount                   Type (Life or Disability)              Reason Policy Applied For
------------------------------   ----------------------   -------------------------   ----------------------------------------------
______________________________   $_____________________   _________________________   ______________________________________________
______________________________   $_____________________   _________________________   ______________________________________________
______________________________   $_____________________   _________________________   ______________________________________________

22.  Will you, the proposed insured and/or beneficiary, and/or any entity on your behalf, receive any compensation, whether via the form of cash, property, an agreement to pay money in the future, a percentage of the death benefit, or otherwise, if this
     policy is issued? (IF "YES", PROVIDE DETAILS IN QUESTION 26.)                                                    [_] Yes [_] No

23.  Have you, the proposed insured, been involved in any discussion about the possible sale or assignment of this policy or a beneficial interest in a trust, LLC or other entity created or to be created on your behalf? (IF "YES", PROVIDE DETAILS IN
     QUESTION 26.)                                                                                                    [_] Yes [_] No

24.  Have you, the proposed insured, ever sold a policy to a life settlement, viatical or other secondary market provider, or are
     you in the process of selling a policy? (IF "YES", PROVIDE DETAILS IN QUESTION 26.)                              [_] Yes [_] No

25.  Is this policy being funded via a premium financing loan or with funds borrowed, advanced or paid from another person or
     entity? (IF "YES", PLEASE COMPLETE THE PREMIUM FINANCING APPLICATION SUPPLEMENT.)                                [_] Yes [_] No

26.  DETAILS: (LIST DETAILS FROM QUESTIONS ABOVE; PLEASE INCLUDE QUESTION NUMBER DETAILS PERTAIN TO.)
____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________
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                                       1b


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
OWNER INFORMATION (IF LEFT BLANK, PROPOSED INSURED(S) WILL BE OWNER)

-   IF A TRUST, PROVIDE TRUSTEE NAME(S), TRUST NAME.

27. Owner Name (FIRST, MIDDLE, LAST)                                              28. Citizen of (Country)

____________________________________________________________________________________________________________________________________
29. Owner Address                                                                 30. Date of Birth (IF APPLICABLE) (MM/DD/YY)

____________________________________________________________________________________________________________________________________
31. Owner Social Security or Tax ID #   32. Relationship to Proposed Insured(s)   33. Trust Date (ONLY IF TRUST IS OWNER)

____________________________________________________________________________________________________________________________________
34.  Is this policy being purchased as part of an employer owned life insurance program where the employer is
     the direct or indirect beneficiary of the policy?                                                          [_] Yes [_] No

35.  Will you, the proposed owner and/or beneficiary, and/or any entity on your behalf, receive any compensation, whether via the form of cash, property, an agreement to pay money in the future, a percentage of the death benefit, or otherwise, if this policy is issued? (IF "YES", PROVIDE DETAILS IN
     QUESTION 38.)                                                                                              [_] Yes [_] No

36.  Have you, the proposed owner, been involved in any discussion about the possible sale or assignment of this policy or a beneficial interest in a trust, LLC or other entity created or to be created on your
     behalf? (IF "YES", PROVIDE DETAILS IN QUESTION 38.)                                                        [_] Yes [_] No

37.  Is this policy being funded via a premium financing loan or with funds borrowed, advanced or paid from
     another person or entity? (IF "YES", PLEASE COMPLETE THE PREMIUM FINANCING APPLICATION SUPPLEMENT.)        [_] Yes [_] No

38.  DETAILS: (LIST DETAILS FROM QUESTIONS ABOVE; PLEASE INCLUDE QUESTION NUMBER DETAILS PERTAIN TO.)
____________________________________________________________________________________________________________________________________
____________________________________________________________________________________________________________________________________
____________________________________________________________________________________________________________________________________
____________________________________________________________________________________________________________________________________

COVERAGE INFORMATION

39.  Plan of Insurance ____________________________________ (IF YOU ARE APPLYING FOR MONEYGUARD LONG TERM CARE, PLEASE
     COMPLETE THE MONEYGUARD LTC SUPPLEMENT TO APPLICATION. IF YOU ARE APPLYING FOR VARIABLE LIFE INSURANCE, PLEASE COMPLETE
     PREMIUM ALLOCATION AND DISCLOSURE FORM.)

40.  Amount of Insurance (Specified Amount, if UL or VUL) __________________________________________________________________________

41.  (i)  Death Benefit Option (COMPLETE FOR UNIVERSAL LIFE AND VARIABLE UNIVERSAL LIFE PRODUCT ONLY - NOT REQUIRED FOR TERM
          OR WHOLE LIFE.)

          [_] Level [_] Increase by Cash Value [_] Increase by Premium [_] Increase by Premium Less Policy Factor

     (ii) Death Benefit Qualification Test - For IRS purposes, premiums will be tested using the Guideline Premium Test unless
          [_] Cash Value Accumulation Test is checked (not available on all products). CANNOT BE CHANGED AFTER ISSUE.

42.  Additional      [_] Waiver of Premium [_] Supplemental Coverage $________ [_] Disability Income Rider (COMPLETE DI SUPPLEMENT)
     Benefits        [_] Waiver Monthly Deductions   [_] Waiver Specified Premium $__________________
     and Riders:     [_] Term on Spouse/Other Insured Rider $__________________   [_] Children's Term Insurance Rider
                                                                                      (COMPLETE CHILD'S SUPPLEMENT)
     (IF APPLICABLE) [_] Accelerated Benefit Rider
                         An administrative charge of $300 is applicable. The requested portion of the death benefit will be subject to (check the applicable box): [_] an interest bearing lien against the policy for the single and joint life series of flexible premium adjustable life insurance policies; or [_] an actuarial discount reflecting early payment of amounts held under the policy for other life insurance policies.

     [_] Other Benefits and Riders (NOT LISTED ABOVE). Please provide full details: e.g. coverage amounts/percentages/etc.):
___________________________________________________________________________________________________________________________________
___________________________________________________________________________________________________________________________________
___________________________________________________________________________________________________________________________________
___________________________________________________________________________________________________________________________________

43.  Save Age (NOT APPLICABLE TO MONEYGUARD) [_] Yes [_] No (IF NOT SAVING AGE, POLICY WILL BE CURRENT DATED.)
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                                        2

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
44.  COMPLETE ONLY IF APPLYING FOR VARIABLE LIFE INSURANCE WITH THE COMPANY. SUBMIT PREMIUM ALLOCATION AND DISCLOSURE FORM FOR
     VARIABLE UNIVERSAL LIFE WITH APPLICATION:

SUITABILITY                                                                                                                YES    NO

     1.   Have you, the Proposed Insured(s) and the Owner, if other than the Proposed Insured(s), received a current
          Prospectus for the policy applied for and have you had sufficient time to review it?                             [_]   [_]

     2.   Do you understand that the amount and duration of the death benefit may increase or decrease depending on the
          investment performance of funds in the Separate Account?                                                         [_]   [_]

     3.   Do you understand that the cash values may increase or decrease depending on the investment performance of the
          funds held in the Separate Account?                                                                              [_]   [_]

     4.   With this in mind, do you believe that the policy applied for is in accord with your insurance objective and
          your anticipated financial needs?                                                                                [_]   [_]

CASH VALUES MAY INCREASE OR DECREASE IN ACCORDANCE WITH THE EXPERIENCE OF THE SEPARATE ACCOUNT (SUBJECT TO ANY SPECIFIED MINIMUM
GUARANTEES). THE DEATH BENEFIT MAY BE VARIABLE OR FIXED UNDER SPECIFIED CONDITIONS. ILLUSTRATIONS OF BENEFITS, INCLUDING DEATH
BENEFITS, POLICY VALUES AND CASH SURRENDER VALUES ARE AVAILABLE UPON REQUEST.

BILLING INSTRUCTIONS AS AVAILABLE PER PRODUCT

45.  Planned Premium: $ _________________________   46.  Initial Premium: $ _______________________

47.  Lump Sum: $ _________________________   [_] 1035 Exchange

48.  Premium Frequency: [_] Annually  [_] Semi-Annually  [_] Quarterly  [_] Monthly (EFT)  [_] Other ___________________

49.  Special Billing: (CHECK ONE, IF APPLICABLE)   [_] New List Bill   [_] Existing List Bill (PROVIDE #) _________________________

50.  Automatic Premium Loan (COMPLETE FOR WHOLE LIFE ONLY.)  [_] Yes  [_] No

51.  Premium Notices To: (CHECK ALL THAT APPLY.) (PLEASE NOTE WE CANNOT BILL TO YOUR AGENT.)

     [_] Insured at Residence   [_] Insured at Business   [_] Owner   [_] Other _______________________________________

52.  Special Instructions:
___________________________________________________________________________________________________________________________________
___________________________________________________________________________________________________________________________________
___________________________________________________________________________________________________________________________________
___________________________________________________________________________________________________________________________________

BENEFICIARY DESIGNATION BENEFICIARIES SHARE EQUALLY UNLESS OTHERWISE INDICATED.

-    IF A TRUST, PROVIDE TRUSTEE NAME(S), TRUST NAME AND DATE OF TRUST.

53. Primary Beneficiary(ies):                          54. Social Security or Tax ID #:   55. Relationship to Proposed Insured:
____________________________________________________   ________________________________   ________________________________________
____________________________________________________   ________________________________   ________________________________________
____________________________________________________   ________________________________   ________________________________________

56. Contingent Beneficiary(ies):                       57. Social Security or Tax ID #:   58. Relationship to Proposed Insured:
____________________________________________________   ________________________________   ________________________________________
____________________________________________________   ________________________________   ________________________________________
____________________________________________________   ________________________________   ________________________________________

59. Beneficiary for Spouse/Other Insured Term Rider:   60. Social Security or Tax ID #:   61. Relationship to Spouse/Other Insured:
____________________________________________________   ________________________________   ________________________________________
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                                        3

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GENERAL RISK INFORMATION - PROPOSED INSURED A

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

62.  Do you now, or do you plan to fly, or have you flown during the past 2 years, as a pilot, student pilot or crew
     member?                                                                                                          [_] Yes [_] No

     (IF "YES", AN AVIATION SUPPLEMENT IS REQUIRED.)
___________________________________________________________________________________________________________________________________

63.  Do you plan to participate, or have you participated within the past 2 years; in motor vehicle or boat racing, in hang gliding,
     sky or scuba diving, or mountain, rock or technical climbing; or in similar sports?                              [_] Yes [_] No
___________________________________________________________________________________________________________________________________

     (IF "YES", AN AVOCATION SUPPLEMENT IS REQUIRED.)
___________________________________________________________________________________________________________________________________

64.  Do you now, or do you plan to reside or travel outside of the United States or Canada within the next year?      [_] Yes [_] No

     (IF "YES", A FOREIGN TRAVEL OR RESIDENCE SUPPLEMENT IS REQUIRED.)

65.  Have you ever used tobacco or products containing nicotine? (IF "YES", CHECK ALL THAT APPLY.)                    [_] Yes [_] No

Type:                           Cigarettes [_]   Cigar [_]   Pipe [_]   Chew Tobacco [_]   Snuff [_]   Nicotine Patches/ Gum [_]
-----------------------------   --------------   ---------   --------   ----------------   ---------   -------------------------
Date First Used: (MONTH/YEAR)
Date Last Used: (MONTH/YEAR)
Amount and Frequency:

- IF YOU ANSWER "YES" TO ANY OF THE FOLLOWING QUESTIONS, PLEASE GIVE DETAILS IN THE SPACE PROVIDED BELOW.

66.  In the past 5 years, have you been convicted of two or more moving violations, driving under the influence of alcohol or other
     drugs, or had your driver's license suspended, restricted or revoked?                                            [_] Yes [_] No
___________________________________________________________________________________________________________________________________

     (IF "YES", PLEASE INDICATE WHAT TYPE AND DATES IN SPACE PROVIDED BELOW.)
___________________________________________________________________________________________________________________________________

67.  Are you currently receiving, or within the past 10 years have you received or applied for, any disability benefits, including
     Worker's Compensation, Social Security Disability Insurance or any other form of disability insurance?           [_] Yes [_] No

     (IF "YES", PROVIDE DETAILS BELOW.)
___________________________________________________________________________________________________________________________________

68.  Have you ever been convicted of a felony? (IF "YES", PLEASE INDICATE TYPE, DATE AND CITY/STATE OF FELONY AND IF CURRENTLY ON
     PROBATION OR PAROLE, IN SPACE PROVIDED BELOW.)                                                                   [_] Yes [_] No
___________________________________________________________________________________________________________________________________

69.  Are you a member of, or applied to be a member of, or received a notice of required service in, the armed forces, reserves or
     National Guard? (IF "YES", PLEASE INDICATE IF RETIRED OR ACTIVE; LIST BRANCH OF SERVICE, RANK, DUTIES, MOBILIZATION CATEGORY
     AND CURRENT DUTY STATION; IF A NOTICE OF DEPLOYMENT HAS BEEN RECEIVED, TO WHERE AND WHEN; IN THE SPACE PROVIDED
     BELOW.)                                                                                                          [_] Yes [_] No
___________________________________________________________________________________________________________________________________

70.  Are you a citizen of the United States?                                                                          [_] Yes [_] No

     (IF "NO", PLEASE PROVIDE COUNTRY, TYPE OF VISA, EXPIRATION DATE AND GREEN CARD INFORMATION IN SPACE PROVIDED BELOW.)
___________________________________________________________________________________________________________________________________

71.  DETAILS: (LIST DETAILS FROM QUESTIONS ABOVE; PLEASE INCLUDE QUESTION NUMBER DETAILS PERTAIN TO. ATTACH AN ADDITIONAL SHEET OF
     PAPER, IF NECESSARY.)
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                                       4a

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MEDICAL INFORMATION - PROPOSED INSURED A (ANSWER THIS SECTION ONLY WHEN
REQUIRED.)

-    IF YOU ANSWER "YES" TO ANY OF THE FOLLOWING QUESTIONS, PLEASE GIVE DETAILS IN THE SPACE PROVIDED ON THE NEXT PAGE.

72.  Provide full name/address/phone number of personal physician(s) and any other physicians seen:
     _____________________________________________________________________________________________________

     _____________________________________________________________________________________________________

     a.   Date and reason of last visit: _________________________________________________________________

     b.   Tests performed & treatment received:  _________________________________________________________

73.  Height ______ ft. / ______ in. Weight _________ lbs. a. Has your weight
     changed by more than 10 pounds during the past 12 months?                           [_] Yes [_] No

     b.   If "Yes", by how many pounds? _________                                        [_] Gain [_] Loss

74.  Have you had or been advised to have a check-up, EKG, x-ray, blood or urine test    YES   NO
     or any other diagnostic test or are you now planning to seek medical advice or
     treatment for any reason (excluding HIV tests)?                                     [_]   [_]

75.  Have you been a patient in a hospital, clinic, sanatorium or other medical facility, or been advised to have any hospitalization or surgery which has not
     been completed?                                                                     [_]   [_]

76.  HAVE YOU EVER HAD, OR BEEN TOLD BY A MEDICAL PROFESSIONAL TO SEEK TREATMENT
     BECAUSE OF ANY OF THE FOLLOWING:

     a.   Chest pain, palpitations, high blood pressure, heart disease, heart murmur,
          heart failure or other disorders of the heart or blood vessels?                [_]   [_]

     b.   Any tumor, cancer, cysts, melanoma, lymphoma or any disorder of the lymph
          nodes?                                                                         [_]   [_]

     c.   Anemia, leukemia, clotting disorder or any other blood disorder?               [_]   [_]

     d.   Diabetes, elevated blood sugar, thyroid, or other endocrine or glandular
          disorder?                                                                      [_]   [_]

     e.   Asthma, emphysema, shortness of breath, allergies, sleep apnea, tuberculosis, sarcoidosis, persistent hoarseness or shortness of breath or
          any other disorder of the respiratory system?                                  [_]   [_]

     f.   Seizures, fainting, dizziness, epilepsy, stroke, paralysis or other
          neurologic or brain disorder?                                                  [_]   [_]

     g.   Any nervous, mental, or emotional disorder, or received counseling for
          anxiety, depression, stress or any other emotional condition?                  [_]   [_]

     h.   Ulcers, colitis, jaundice, hepatitis, cirrhosis, gastrointestinal bleeding, or other disorder of the stomach, esophagus, liver, intestines,
          gallbladder, or pancreas?                                                      [_]   [_]

     i.   Any complication of pregnancy or disorder of the testicles, prostate,
          breasts, ovaries, uterus, cervix, kidney or urinary bladder?                   [_]   [_]

     j.   Arthritis, gout, or any disorder of the back, spine, muscles, nerves,
          bones, joints or skin?                                                         [_]   [_]

     k.   Any disorder of the eyes, ears, nose or throat?                                [_]   [_]

     l.   Any mental or physical disorder medically or surgically treated condition
          not listed above?                                                              [_]   [_]

77.  Have you ever been diagnosed by or received treatment from a medical professional for Acquired Immunodeficiency Syndrome (AIDS), or AIDS Related
     Complex (ARC)?                                                                      [_]   [_]

78.  Do you use alcoholic beverages?                                                     [_]   [_]

     (IF "YES", PROVIDE TYPE, FREQUENCY & AMOUNT.)
     Type ______________ Frequency ____________ Amount _____________

79.  Have you ever been treated for drug or alcohol abuse or been advised by your
     doctor to limit your use of alcohol or any medication, prescribed or not?           [_]   [_]

80.  Have you ever used cocaine, marijuana, or other non-prescription stimulants (not
     including caffeine), depressants, or narcotics?                                     [_]   [_]

81.  List all medication and dosages you are currently taking or have taken in the last 30 days, including prescriptions, over the counter drugs, aspirin and herbal supplements.
     _____________________________________________________________________________________________________

     _____________________________________________________________________________________________________

     _____________________________________________________________________________________________________

     _____________________________________________________________________________________________________

     _____________________________________________________________________________________________________
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                                       5a

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MEDICAL INFORMATION - PROPOSED INSURED A CONTINUED (ANSWER THIS SECTION ONLY WHEN REQUIRED.)

82. DETAILS (LIST DETAILS FROM "YES" ANSWERED MEDICAL INFORMATION QUESTIONS; PLEASE INCLUDE QUESTION NUMBER. ATTACH AN ADDITIONAL
SHEET OF PAPER, IF NECESSARY.)

____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________


83.                                                          Diabetes, Cancer,
                       Age if Living & Health Status           Heart Disease?                      Age at Death & Cause
                                                          (INCLUDE AGE OF ONSET)
                    -----------------------------------   -----------------------   ------------------------------------------------

   a. Father
                    ___________________________________   _______________________   ________________________________________________
   b. Mother
                    ___________________________________   _______________________   ________________________________________________
   c. Sibling(s)
_________________   ___________________________________   _______________________   ________________________________________________

_________________   ___________________________________   _______________________   ________________________________________________

_________________   ___________________________________   _______________________   ________________________________________________

SERVICE OFFICE ENDORSEMENTS (ATTACH AN ADDITIONAL SHEET OF PAPER, IF NECESSARY.)

____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________
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                                       6a

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
GENERAL RISK INFORMATION - PROPOSED INSURED B

62.  Do you now, or do you plan to fly, or have you flown during the past 2 years, as a pilot, student pilot
     or crew member?                                                                                                  [_] Yes [_] No
     (IF "YES", AN AVIATION SUPPLEMENT IS REQUIRED.)
___________________________________________________________________________________________________________________________________

63.  Do you plan to participate, or have you participated within the past 2 years; in motor vehicle or boat racing, in hang gliding, sky or scuba diving, or mountain, rock or technical climbing; or in similar
     sports?                                                                                                          [_] Yes [_] No
     (IF "YES", AN AVOCATION SUPPLEMENT IS REQUIRED.)
___________________________________________________________________________________________________________________________________

64.  Do you now, or do you plan to reside or travel outside of the United States or Canada within the next
     year?                                                                                                            [_] Yes [_] No
     (IF "YES", A FOREIGN TRAVEL OR RESIDENCE SUPPLEMENT IS REQUIRED.)
___________________________________________________________________________________________________________________________________

65.  Have you ever used tobacco or products containing nicotine? (IF "YES", CHECK ALL THAT APPLY.)                    [_] Yes [_] No

     Type:                           Cigarettes [_]   Cigar [_]   Pipe [_]   Chew Tobacco [_]   Snuff [_]  Nicotine Patches/ Gum [_]
     Date First Used: (MONTH/YEAR)   ______________   _________   ________   ________________   _________  _________________________
     Date Last Used: (MONTH/YEAR)    ______________   _________   ________   ________________   _________  _________________________
     Amount and Frequency:           ______________   _________   ________   ________________   _________  _________________________

-    IF YOU ANSWER "YES" TO ANY OF THE FOLLOWING QUESTIONS, PLEASE GIVE DETAILS IN THE SPACE PROVIDED BELOW.

66.  In the past 5 years, have you been convicted of two or more moving violations, driving under the
     influence of alcohol or other drugs, or had your driver's license suspended, restricted or revoked?              [_] Yes [_] No
     (IF "YES", PLEASE INDICATE WHAT TYPE AND DATES IN SPACE PROVIDED BELOW.)
____________________________________________________________________________________________________________________________________

67.  Are you currently receiving, or within the past 10 years have you received or applied for, any disability benefits, including Worker's Compensation, Social Security Disability Insurance or any other form of
     disability insurance?                                                                                            [_] Yes [_] No
     (IF "YES", PROVIDE DETAILS BELOW.)
____________________________________________________________________________________________________________________________________

68.  Have you ever been convicted of a felony? (IF "YES", PLEASE INDICATE TYPE, DATE AND CITY/STATE OF FELONY
     AND IF CURRENTLY ON PROBATION OR PAROLE, IN SPACE PROVIDED BELOW.)                                               [_] Yes [_] No
____________________________________________________________________________________________________________________________________

69.  Are you a member of, or applied to be a member of, or received a notice of required service in, the armed forces, reserves or National Guard? (IF "YES", PLEASE INDICATE IF RETIRED OR ACTIVE; LIST BRANCH OF
     SERVICE, RANK, DUTIES, MOBILIZATION CATEGORY AND CURRENT DUTY STATION; IF A NOTICE OF DEPLOYMENT HAS BEEN
     RECEIVED, TO WHERE AND WHEN; IN THE SPACE PROVIDED BELOW.)                                                       [_] Yes [_] No
____________________________________________________________________________________________________________________________________

70.  Are you a citizen of the United States?                                                                          [_] Yes [_] No
     (IF "NO", PLEASE PROVIDE COUNTRY, TYPE OF VISA, EXPIRATION DATE AND GREEN CARD INFORMATION IN SPACE PROVIDED BELOW.)
____________________________________________________________________________________________________________________________________

71.  DETAILS: (LIST DETAILS FROM QUESTIONS ABOVE; PLEASE INCLUDE QUESTION NUMBER DETAILS PERTAIN TO. ATTACH AN ADDITIONAL SHEET OF
     PAPER, IF NECESSARY.)
____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________


                                       4b

MEDICAL INFORMATION - PROPOSED INSURED B (ANSWER THIS SECTION ONLY WHEN REQUIRED.)

-    IF YOU ANSWER "YES" TO ANY OF THE FOLLOWING QUESTIONS, PLEASE GIVE DETAILS IN THE SPACE PROVIDED ON THE NEXT PAGE.

72. Provide full name/address/phone number of personal physician(s) and any other physicians seen:
____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________

     a.   Date and reason of last visit: ___________________________________________________________________________________________

     b.   Tests performed & treatment received: ____________________________________________________________________________________

73.  Height ______ ft. / ______ in. Weight _________ lbs.

     a.   Has your weight changed by more than 10 pounds during the past 12 months? [_] Yes [_] No

     b.   If "Yes", by how many pounds? _________ [_] Gain [_] Loss

                                                                                                                         YES    NO
74.  Have you had or been advised to have a check-up, EKG, x-ray, blood or urine test or any other diagnostic
     test or are you now planning to seek medical advice or treatment for any reason (excluding HIV tests)?              [_]   [_]
____________________________________________________________________________________________________________________________________
75.  Have you been a patient in a hospital, clinic, sanatorium or other medical facility, or been advised to
     have any hospitalization or surgery which has not been completed?                                                   [_]   [_]
____________________________________________________________________________________________________________________________________
76.  HAVE YOU EVER HAD, OR BEEN TOLD BY A MEDICAL PROFESSIONAL TO SEEK TREATMENT BECAUSE OF ANY OF THE
     FOLLOWING:

     a.   Chest pain, palpitations, high blood pressure, heart disease, heart murmur, heart failure or other
          disorders of the heart or blood vessels?                                                                       [_]   [_]

     b.   Any tumor, cancer, cysts, melanoma, lymphoma or any disorder of the lymph nodes?                               [_]   [_]

     c.   Anemia, leukemia, clotting disorder or any other blood disorder?                                               [_]   [_]

     d.   Diabetes, elevated blood sugar, thyroid, or other endocrine or glandular disorder?                             [_]   [_]

     e.   Asthma, emphysema, shortness of breath, allergies, sleep apnea, tuberculosis, sarcoidosis,
          persistent hoarseness or shortness of breath or any other disorder of the respiratory system?                  [_]   [_]

     f.   Seizures, fainting, dizziness, epilepsy, stroke, paralysis or other neurologic or brain disorder?              [_]   [_]

     g.   Any nervous, mental, or emotional disorder, or received counseling for anxiety, depression, stress
          or any other emotional condition?                                                                              [_]   [_]

     h.   Ulcers, colitis, jaundice, hepatitis, cirrhosis, gastrointestinal bleeding, or other disorder of the
          stomach, esophagus, liver, intestines, gallbladder, or pancreas?                                               [_]   [_]

     i.   Any complication of pregnancy or disorder of the testicles, prostate, breasts, ovaries, uterus,
          cervix, kidney or urinary bladder?                                                                             [_]   [_]

     j.   Arthritis, gout, or any disorder of the back, spine, muscles, nerves, bones, joints or skin?                   [_]   [_]

     k.   Any disorder of the eyes, ears, nose or throat?                                                                [_]   [_]

     l.   Any mental or physical disorder medically or surgically treated condition not listed above?                    [_]   [_]
____________________________________________________________________________________________________________________________________
77.  Have you ever been diagnosed by or received treatment from a medical professional for Acquired
     Immunodeficiency Syndrome (AIDS), or AIDS Related Complex (ARC)?                                                    [_]   [_]
____________________________________________________________________________________________________________________________________
78.  Do you use alcoholic beverages?                                                                                     [_]   [_]
     (IF "YES", PROVIDE TYPE, FREQUENCY & AMOUNT.)  ____________________________ Type __________ Frequency ______ Amount
____________________________________________________________________________________________________________________________________
79.  Have you ever been treated for drug or alcohol abuse or been advised by your doctor to limit your use of
     alcohol or any medication, prescribed or not?                                                                       [_]   [_]
____________________________________________________________________________________________________________________________________
80.  Have you ever used cocaine, marijuana, or other non-prescription stimulants (not including caffeine),
     depressants, or narcotics?                                                                                          [_]   [_]
____________________________________________________________________________________________________________________________________
81.  List all medication and dosages you are currently taking or have taken in the last 30 days, including prescriptions, over the counter drugs, aspirin and herbal supplements.

     _______________________________________________________________________________________________________________________________

     _______________________________________________________________________________________________________________________________

     _______________________________________________________________________________________________________________________________

     _______________________________________________________________________________________________________________________________

     _______________________________________________________________________________________________________________________________


                                       5b

MEDICAL INFORMATION - PROPOSED INSURED B CONTINUED (ANSWER THIS SECTION ONLY WHEN REQUIRED.)

82. DETAILS (LIST DETAILS FROM "YES" ANSWERED MEDICAL INFORMATION QUESTIONS; PLEASE INCLUDE QUESTION NUMBER. ATTACH AN ADDITIONAL
SHEET OF PAPER, IF NECESSARY.)

____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________


83.                                                          Diabetes, Cancer,
                       Age if Living & Health Status           Heart Disease?                      Age at Death & Cause
                                                          (INCLUDE AGE OF ONSET)
                    -----------------------------------   -----------------------   ------------------------------------------------

   a. Father
                    ___________________________________   _______________________   ________________________________________________
   b. Mother
                    ___________________________________   _______________________   ________________________________________________
   c. Sibling(s)
_________________   ___________________________________   _______________________   ________________________________________________

_________________   ___________________________________   _______________________   ________________________________________________

_________________   ___________________________________   _______________________   ________________________________________________

SERVICE OFFICE ENDORSEMENTS (ATTACH AN ADDITIONAL SHEET OF PAPER, IF NECESSARY.)

____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________


                                       6b

                          AGREEMENT AND ACKNOWLEDGEMENT

I, the Owner, declare that my tax identification or social security number as shown is correct. I also certify that I am not subject to backup withholding.

Each of the Undersigned declares that:

1. This Application consists of: a) Part I Application; b) Part II Medical Application, if required; c) any amendments to the application(s) attached thereto; and d) any supplements, all of which are required by the Company for the plan, amount and benefits applied for; and are to be attached to and made a part of the policy. If the application includes no secondary insured (proposed insured B), the application shall be complete without pages 1b, 4b, 5b, and 6b.

2. I/We further agree that (except as provided in the Temporary Life Insurance Agreement if advance payment has been made and acknowledged below and such Agreement issued), insurance will take effect under the Policy only when:
     1) the Policy has been delivered to and accepted by me/us; 2) the initial premium has been paid in full during the lifetime of the Proposed Insured(s); and 3) the Proposed Insured(s) remain in the same state of health and insurability as described in each part of the application at the time conditions 1) and 2) are met.

     I/We have paid $ _________________ to the Agent/Representative in exchange for the Temporary Life Insurance Agreement, and I/we acknowledge that I/we fully understand and accept its terms.

3. No agent, broker or medical examiner has the authority to make or modify any Company contract or to waive any of the Company's requirements.

4. If you are applying for an accelerated benefit rider, please note the following: (A) RECEIPT OF ACCELERATED DEATH BENEFITS MAY AFFECT ELIGIBILITY FOR PUBLIC ASSISTANCE PROGRAMS AND MAY BE TAXABLE; and (b) No separate premium is payable for the accelerated benefit rider.

5. I HAVE READ, or have had read to me, the completed Application for Life Insurance before signing below. All statements and answers in this application are correctly recorded, and are full, complete and true to the best of my knowledge and belief.

6. For employer owned life insurance policies, the owner hereby acknowledges its sole responsibility for ensuring that it complies with all legal and regulatory requirements related to life insurance it purchases on its employees, including appropriate disclosure to each employee whose life is insured under such a life insurance policy.

7. Any administrative changes made by the Company will be shown under "Service Office Endorsements". Acceptance of a policy issued with such changes will constitute acceptance of the changes. No change will be made in classification (including age at issue), plan, amount, or benefits unless agreed to in writing by the Applicant.

                               TRUST VERIFICATION

I/WE hereby certify that the Trustee(s) named in this application are the Trustee(s) for the named Trust, which is in full force and effect. The Company assumes no obligation to inquire into the terms of any trust agreement affecting this policy and shall not be held liable for any party's compliance with the terms thereof. The Company may rely solely upon the signature(s) of the Trustee(s) named in this application to any receipt, release or waiver, or to any transfer or other instrument affecting this policy or any options, privileges or benefits thereunder. Unless otherwise indicated, the signature(s) of all Trustee(s) named, or their successors, will be required to exercise any contractual right under the policy. The Company shall have no obligation to see to the use or application of any funds paid to the Trustee(s) in accordance with the terms of the policy. Any such payment made by the Company to the Trustee(s) shall fully discharge the Company with respect to any amounts so paid.

                                                            AUTHORIZATION

Each of the undersigned declares that:

I/We authorize any medical professional, hospital or other medical institution, insurer, MIB, Inc., or any other person or organization that has any records or knowledge of me/us or my/our physical or mental health or insurability to disclose that information to the Company, its reinsurers, or any other party acting on the Company's behalf. I/We authorize the Company to disclose medical information to MIB, Inc., and to other insurers to whom I/we may apply for coverage.

I/We acknowledge receipt of the Privacy Notice and the Important Notice containing the Investigative Consumer Report and MIB, Inc.
information.

I hereby authorize the Company to obtain an Investigative Consumer Report.

The authorization shall be valid for 24 months after it is signed. A photographic copy of this authorization shall be as valid as the original. I/We understand that I/we may revoke this authorization at any time by written notification to the Company; however, any action taken prior to notification will not be affected.

The purpose of this authorization is to allow the Company to determine eligibility for life coverage or a claim for benefits under a life policy.

[_] I elect to be interviewed if an Investigative Consumer Report is prepared.

                                                          SIGNATORY SECTION

Signed in _________________________________________, this ___________ day of ___________________________________    ___________
                        (state)                                                         (month)                        (year)


----------------------------------------------------------------       -------------------------------------------------------------
SIGNATURE OF PROPOSED INSURED A                                        SIGNATURE OF PROPOSED INSURED B (If coverage applied for)
(Parent or Guardian if under 14 years and 6 months of age)             (Parent or Guardian if under 14 years and 6 months of age)


----------------------------------------------------------------       -------------------------------------------------------------
SIGNATURE OF APPLICANT/OWNER/TRUSTEE                                   SIGNATURE OF APPLICANT/OWNER/TRUSTEE
(If other than Proposed Insured)                                       (If other than Proposed Insured)
(Provide Officer's Title if policy is owned by a Corporation)          (Provide Officer's Title if policy is owned by a Corporation)


----------------------------------------------------------------       -------------------------------------------------------------
SIGNATURE OF LICENSED AGENT, BROKER OR REGISTERED REPRESENTATIVE       NAME OF LICENSED AGENT, BROKER OR REGISTERED REPRESENTATIVE
                                                                       (Please Print)

                                                  APPLICABLE TO VARIABLE LIFE ONLY

I have reviewed the Application, New Account Form and Premium Allocation and Disclosure Form and find the transaction suitable.


----------------------------------------------------------------       -------------------------------------------------------------
SIGNATURE OF REGISTERED PRINCIPAL OF BROKER/DEALER                     NAME OF REGISTERED PRINCIPAL OF BROKER/DEALER (Please Print)

[Lincoln LOGO]         LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
Financial Group(R)     SERVICE OFFICE: [PO Box 21008, Greensboro, NC 27420-1008]
                       (hereinafter referred to as "the Company")

IMPORTANT NOTICE

Since you are applying for insurance, we would like you to know more about our underwriting process and what occurs after you submit your application.

         (PLEASE GIVE A COPY OF THESE NOTICES TO EACH PROPOSED INSURED.)

THE UNDERWRITING PROCESS

All forms of insurance are based on the concept of risk-sharing. Underwriters seek to determine the level of risk represented by each applicant, and then assign that person to a group with similar risk characteristics. In this way, the risk potential can be spread among all policyholders within a given risk group, assuring that each assumes his fair share of the insurance cost.

Underwriters collect and review risk factors such as age, occupation, physical condition, medical history and any hazardous avocations. The level of risk and premium for the amount of coverage requested is based on this information.

INVESTIGATIVE CONSUMER REPORT

As a part of our routine procedure for processing your initial application, we may request an investigative consumer report. The agency making the report may keep a copy of the report and disclose its contents to others for whom it performs similar services. The report typically includes information such as identity and residence verification, character, reputation, marital status, estimate of net worth and income, occupation, avocations, medical history, habits, mode of living and other personal characteristics. Additional information is usually obtained from several different sources. Confidential interviews are conducted with neighbors, friends, business associates, and acquaintances. Public records are carefully reviewed.

Past experience shows that information from investigative reports usually does not have an adverse effect on our underwriting decision. If it should, we will notify you in writing and identify the reporting agency. At that point, if you wish to do so, you may discuss the matter with the reporting agency.

You have the right to be interviewed as part of any investigative consumer report that is completed. If you desire such an interview, please indicate this at the time your application is submitted. If you request it, we will supply the name, address and telephone number of the consumer reporting agency so you may obtain a copy of the report.

CONTESTABILITY

We strongly urge you to review the completed application closely for accuracy. During the 2 year incontestability period described in the policy, a claim may be denied if the application contains materially false statements or misrepresentations or fails to disclose material facts. In such a case, loss of coverage under the policy may result.

MIB, INC.

Information you provide regarding your insurability or claims will be treated as confidential except that The Company or its reinsurers, may make a brief report of it to MIB, Inc. This is a nonprofit membership organization of life insurance companies which operates an information exchange on behalf of its members. Upon request by another member insurance company to which you have applied for life or health insurance coverage or submitted a claim, MIB, Inc. will provide the information it may have in its file.

Upon receipt of a request from you, MIB, Inc. will arrange disclosure of any information it may have in your file. If you question the accuracy of information in MIB, Inc.'s file, you may contact MIB at: Box 105 Essex Station, Boston, MA 02112. You can reach MIB by phone toll free at (866) 692-6901. (TTY {866} 346-3642)

[Lincoln LOGO]         LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
Financial Group(R)     SERVICE OFFICE: [PO Box 21008, Greensboro, NC 27420-1008]
                       (hereinafter referred to as "the Company")

IMPORTANT NOTICE

Since you are applying for insurance, we would like you to know more about our underwriting process and what occurs after you submit your application.

         (PLEASE GIVE A COPY OF THESE NOTICES TO EACH PROPOSED INSURED.)

THE UNDERWRITING PROCESS

All forms of insurance are based on the concept of risk-sharing. Underwriters seek to determine the level of risk represented by each applicant, and then assign that person to a group with similar risk characteristics. In this way, the risk potential can be spread among all policyholders within a given risk group, assuring that each assumes his fair share of the insurance cost.

Underwriters collect and review risk factors such as age, occupation, physical condition, medical history and any hazardous avocations. The level of risk and premium for the amount of coverage requested is based on this information.

INVESTIGATIVE CONSUMER REPORT

As a part of our routine procedure for processing your initial application, we may request an investigative consumer report. The agency making the report may keep a copy of the report and disclose its contents to others for whom it performs similar services. The report typically includes information such as identity and residence verification, character, reputation, marital status, estimate of net worth and income, occupation, avocations, medical history, habits, mode of living and other personal characteristics. Additional information is usually obtained from several different sources. Confidential interviews are conducted with neighbors, friends, business associates, and acquaintances. Public records are carefully reviewed.

Past experience shows that information from investigative reports usually does not have an adverse effect on our underwriting decision. If it should, we will notify you in writing and identify the reporting agency. At that point, if you wish to do so, you may discuss the matter with the reporting agency.

You have the right to be interviewed as part of any investigative consumer report that is completed. If you desire such an interview, please indicate this at the time your application is submitted. If you request it, we will supply the name, address and telephone number of the consumer reporting agency so you may obtain a copy of the report.

CONTESTABILITY

We strongly urge you to review the completed application closely for accuracy. During the 2 year incontestability period described in the policy, a claim may be denied if the application contains materially false statements or misrepresentations or fails to disclose material facts. In such a case, loss of coverage under the policy may result.

MIB, INC.

Information you provide regarding your insurability or claims will be treated as confidential except that The Company or its reinsurers, may make a brief report of it to MIB, Inc. This is a nonprofit membership organization of life insurance companies which operates an information exchange on behalf of its members. Upon request by another member insurance company to which you have applied for life or health insurance coverage or submitted a claim, MIB, Inc. will provide the information it may have in its file.

Upon receipt of a request from you, MIB, Inc. will arrange disclosure of any information it may have in your file. If you question the accuracy of information in MIB, Inc.'s file, you may contact MIB at: Box 105 Essex Station, Boston, MA 02112. You can reach MIB by phone toll free at (866) 692-6901. (TTY {866} 346-3642)